VODAVI SINGLE LINE TELEPHONE AGREEMENT
                                    Extension

This Agreement is made and entered into on this 4th day of April, 1997 by and between LG Srithai Electronics Co., Ltd ( Formerly Srithai Goldstar Co. Ltd.), a corporation of Thailand with its principle place of business at 71/12 Moo 5 Bangna-Trad Rd. Km. 52 Thakarm Bangpakong Chachoengeao 24130 Thailand ( Here after referred to as LGEST or SGS) and, Vodavi Communications Systems, Inc., an Arizona corporation, having its principle place of business at 8300 East Raintree Dr., Scottsdale, Arizona 85260, USA. (Here after referred to as Vodavi or VCS).

                                     RECITAL

WHEREAS, VCS AND LGEST entered into an agreement on the 4th day of April, 1994 for the purpose of supply for sale, Single Line and Analog Key System product manufactured by LGEST, and the purchase and distribution of said product by VCS:

WHERAS, the agreement has reached its timed termination;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained in the Agreement, the parties desire to and here by do enter into an extension of the Vodavi Single Line Agreement dated 4 April 1994 and Exhibits A & B attached there to as part of that Agreement.

This Agreement shall commence on the date hereof and, unless sooner terminated in accordance with the provisions of the 4 April Agreement, shall remain in full force and effect for an initial period of twelve (12) months.

Upon expiration of the initial twelve (12) months term, this agreement shall be automatically renewed for an additional twelve (12) month period, and shall remain in full force and effect until amended or terminated by either party for any reason by giving written notice not less than three (3) months prior to the end of each twelve (12) month period.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ON BEHALF OF                            ON BEHALF OF
LG SRITHAI ELECTRONICS CO.,LTD.         VODAVI COMMUNICATIONS
                                        SYSTEMS, INC.

BY: /s/ S.T. Hong                       BY: /s/ Larry Steinmetz
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NAME: SOON TAE HONG                     NAME: LARRY STEINMETZ
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TITLE: EXECUTIVE VICE PRESIDENT         TITLE: PRESIDENT
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DATE: MAY 19, 1997                      DATE: MAY 6, 1997
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